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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report
(Date of earliest event reported):                    Commission File Number:
         FEBRUARY 12, 1999                                   1-10210


                            EXECUTIVE TELECARD, LTD.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                             13-3486421
       (State or other jurisdiction                  (IRS Employer
             of incorporation)                  Identification Number)


                              4260 E. EVANS AVENUE
                             DENVER, COLORADO 80222
              (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (303) 691-2115


          (Former name or former address, if changed since last report)

                       1720 S. BELLAIRE STREET, 10TH FLOOR
                             DENVER, COLORADO 80222

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                            EXECUTIVE TELECARD, LTD.

ITEM 2            ACQUISITION OR DISPOSITION OF ASSETS

                  On February 12, 1999 Executive TeleCard, Ltd., a Delaware corporation ("EXTEL") acquired Telekey, Inc. ("Telekey"), a privately held Georgia corporation, through the merger (the "Merger") of eGlobe Merger Sub No. 2, Inc., a Delaware corporation and a newly formed wholly owned subsidiary of EXTEL ("Merger Sub"), with and into Telekey. The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of February 3, 1999, among EXTEL, Merger Sub, Telekey and the stockholders of Telekey, which is attached hereto as
Exhibit 2.1 (the "Merger Agreement") and related certificate of merger filed with the Georgia Secretary of State and certificate of merger filed with the Delaware Secretary of State (the "Merger Certificates").

                  Telekey provides telephone cards for foreign travelers visiting the US and Canada. Telekey had revenues in 1998 of approximately $4.7 million. Telekey will operate with its existing management and personnel in existing facilities in Atlanta, Georgia.

                  As a result of the Merger and pursuant to the Merger Agreement and Merger Certificates, all of the shares of common stock of Telekey issued and outstanding immediately prior to the effective time of the Merger were converted and exchanged for, in the aggregate, (a) a base amount of 1,010,000 shares of Series F Convertible Preferred Stock ("Series F Preferred Stock") of EXTEL at closing (the "Transfer Shares"), (b) up to 1,010,000 shares of Series F Preferred Stock to be issued two years later or upon a change of control or certain events of default if they occur before the end of two years (the "Tranche 2 Issue Date"), subject to Telekey's meeting revenue and EBITDA tests (the "Tranche 2 Shares"), (c) $125,000 in cash at closing and (d) Promissory Notes in the original aggregate principal amount of $150,000 issued at closing. The rights and preferences of the Series F Preferred Stock are set forth in the Certificate of Designations, Rights and Preferences of the Series F Convertible Preferred Stock, which is attached hereto as Exhibit 4.1 and the terms of the Promissory Notes are set forth in the form of Promissory Notes, which is attached hereto as Exhibit 4.2, and in each case incorporated herein by reference.

                  The shares of Series F Preferred Stock will automatically convert into shares of EXTEL Common Stock on the earlier to occur of (a) the first date that the 15 day average closing sales price of our Common Stock is equal to or greater than $4.00 or (b) July 1, 2001. EXTEL has "guaranteed" a price of $4.00 per share at December 31, 1999 for the Tranche 1 Shares or December 31, 2000 (or the Tranche 2 Issue Date) for the Tranche 2 Shares, as applicable, to recipients of the Common Stock issuable upon the conversion of the Series F Preferred Stock, subject to Telekey's achievement of revenue and cash flow objectives. If the market price is less than $4.00 on December 31, 1999 or the Tranche 2 Issuance Date, as applicable, EXTEL will issue additional shares of Common Stock upon conversion of the Series F Preferred Stock based on the

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ratio  of  $4.00  to the  market  price,  but  not  more  than an  aggregate  of approximately 600,000 additional shares of Common Stock with respect to each of Tranche 1 and Tranche 2.

                  The Promissory Notes are due and payable in 12 monthly installments of $12,500 beginning on March 5, 1999 and ending on February 5, 2000.

                  The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to (a) the Merger Agreement filed as Exhibit 2.1 hereto, (b) the Certificate of Designations, Rights and Preferences of Series F Convertible Preferred Stock, filed as Exhibit
4.1 hereto, (c) the form of Promissory Notes, filed as Exhibit 4.2 hereto, each of which is incorporated herein by reference. A copy of the press release, dated February 25, 1999, issued by EXTEL regarding the above-described transaction is attached as Exhibit 99 hereto.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

                  (a)      Financial Statements of Business Acquired.

                  It is not practicable to provide the required financial statements for Telekey at this time. The statement will be filed as soon as they are prepared and not later than April 28, 1999.

                  (b)      Pro Forma Financial Information.

                  It is not practicable to provide the required pro forma financial statements for Telekey at this time. The statement will be filed as soon as they are prepared and not later than April 28, 1999.

                  (c)      Exhibits.

2.1 Agreement and Plan of Merger, dated February 3, 1999, by and among Executive TeleCard, Ltd., Telekey, Inc., eGlobe Merger Sub No. 2, Inc. and the stockholders of Telekey, Inc.

4.1 Certificate of Designations, Rights and Preferences of Series F Convertible Preferred Stock of Executive TeleCard, Ltd.

4.2 Form of Promissory Notes payable to the stockholders of Telekey, Inc. in the aggregate principal amount of $150,000.

99.1              Press  Release,   dated  February  25,  1999,   regarding  the
                  Agreement and Plan of Merger and the transactions contemplated thereby.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EXECUTIVE TELECARD, LTD.


Date:  March 1, 1999                    By:     /s/ W.P. Colin Smith, Jr.
                                                -------------------------
                                                 W. P. Colin Smith, Jr.
                                                  Vice President of Legal
                                                   Affairs and General Counsel














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                                  EXHIBIT INDEX

Exhibit                               Description
-------                               ------------

    2.1 Agreement and Plan of Merger, dated February 3, 1999, by and among Executive TeleCard, Ltd., Telekey, Inc., eGlobe Merger Sub No. 2, Inc. and the stockholders of Telekey, Inc.

    4.1 Certificate of Designations, Rights and Preferences of Series F Convertible Preferred Stock of Executive TeleCard, Ltd.

    4.2 Form of Promissory Notes payable to the stockholders of Telekey, Inc. in the aggregate principal amount of $150,000.

    99.1 Press Release dated February 25, 1998 relating to the Agreement and Plan of Merger and the transactions contemplated thereby



















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